UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 21, 2000

T.Z.F. INTERNATIONAL INVESTMENTS, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-31353	88-0404186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Unit 1, 3071 No. 5 Road Richmond, B.C., Canada	V6X 2T4
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (604) 718-2188

(Former name or former address, if changed since last report)

ITEM 2. Acquisition or Disposition of Assets

General

On December 21, 2000, we acquired all of the issued and outstanding capital stock of Tian'an Investments Limited, a British Virgin Islands corporation ("Tian'an") from three individual sellers, Weimin Zeng, Chin-Chung Wu and Shen-Chuan Chiang. As a result of the closing of this purchase transaction, Tian'an became our wholly-owned subsidiary.

The purchase was completed pursuant to terms of a Share Transfer Agreement dated June 17, 2000, and subsequently amended as of August 22, 2000 pursuant to a Supplementary Share Transfer Agreement. Copies of both the initial Share Transfer Agreement and the Supplementary Share Transfer Agreement are incorporated by reference as exhibits to this report on Form 8K/A.

In accordance with the Share Transfer Agreement, as amended by the Supplementary Share Transfer Agreement, the purchase price was a total of HK $21,500,000 (approximately US $2,756,500 based upon current exchange rates), which was paid in cash in three installments. We paid the first installment totaling HK $6,638,318.09 (approximately US $851,100) in two parts, on July 7 and July 10, 2000. The second installment of HK $6,261,681.91 (approximately US $802,800), and the final installment of HK $8,600,000.00 (approximately US $1,102,600), which were paid on October 20, 2000 and December 20, 2000, respectively, were both paid on our behalf by Xin Chen, one of our principal shareholders. The payments made by Xin Chen on our behalf constituted a loan to us by Xin Chen. As of the date of this report on Form 8K, no repayment terms have been established for this loan and the loan does not currently bear interest.

The purchase price for the stock of Tian'an was determined through arms length negotiation with the sellers following a site inspection and a review of financial information provided by Tian'an. Neither we, nor any of our officers, directors or affiliates, had any material pre-existing relationship with the sellers.

The sole asset of Tian'an is its 100% ownership of Tian'an Pharmacy (Xiamen) Co., Ltd. ("Tian'an Pharmacy"), a manufacturer of Chinese biological and herbal medicine products. Tian'an Pharmacy has a plant which is located in the Torch High Tech Development Zone of Xiamen, China, where it currently conducts research and development and produces herbal and biological medicines which its distributes and sells in China. We intend to continue the current use of this facility.

Forward Looking Statements

All statements contained in the following description of the business of Tian'an which are not statements of historical fact are what is known as "forward looking statements," which are basically statements about the future, and which for that reason, involve risk and uncertainty, since no one can accurately predict the future. Words such as "plans," "intends," "will," "hopes," "seeks," "anticipates," "expects," "goal" and "objective" often identify such forward looking statements, but are not the only indication that a statement is a forward looking statement. Such forward looking statements include statements of the plans and objectives of Tian'an's management with respect to its present and future operations, and statements which express or imply that such present and future operations will or may produce revenues, income or profits. Numerous factors and future events could cause Tian'an to change such plans and objectives, or fail to successfully implement such plans or achieve such objectives, or cause such present and future operations to fail to produce revenues, income or profits. Such factors and future events include, but are not limited to, the factors and future events which are described below under

" Background and Business" of Tian'an.

Background and Business of Tian'an

Tian'an was incorporated in June, 1998, under the laws of the British Virgin Islands. It's subsidiary, Tian'an Pharmacy was incorporated in July, 1992, under the laws of Hong Kong.

All business operations of Tian'an are conducted through its subsidiary, Tian'an Pharmacy.

Tian'an Pharmacy studies, develops and manufactures herbal and biological medicines which its sells through distribution channels in China. Its operations, including a production line which was imported from Taiwan, are located in a 7,100 square meter building in the Torch High Development Zone of Xiamen, China. The operations of Tian'an Pharmacy, and the Japonica Capsule, which is currently its principal product line, have both obtained China GMP approval. We believe this will be an important success factor for the operations of Tian'an Pharmacy because the Chinese government requires all hospitals and pharmacies in China to use GMP approved medicine or medicine produced by GMP approved companies.

At the present time, Tian'an Pharmacy produces a total of ten different herbal and biological medicines which are sold in China. At the present time, the most well known are Japonica capsules, which are used to help increase the body's immunity function, and to treat cancer cells in the body, and bear bile capsules, which are used to treat liver diseases and high blood pressure. Research into new products and treatments is ongoing at Tian'an Pharmacy. This research focuses primarily on combining various herb resources with advanced technology to produce new herbal medicines. Linglong capsules, a new product line used to treat liver cancel cells, are currently under final development and are expected to receive approval from the Chinese government during 2001.

We took over control of the business operations of Tian'an Pharmacy following our acquisition of all of the issued and outstanding capital stock of Tian'an. At that time we appointed Mr. Fang Ming Zhang as the new General Manager, but retained all remaining management employees. It is our intention to use the facilities and employees of Tian'an Pharmacy to continue to produce its current product line. We also intend to seek to enhance the sales network platform, to increase the advertising volume, to set up a brand name product system, to add training programs, to expand the sales team and to expand the research institution. The research will be focused on studying, developing and producing other types of Chinese herb medicine and health food, based upon various available Chinese herb resources.

Item 7. Financial Statements and Exhibits

(a) Financial statements of the business acquired:

i) Independent Accountants' Audit Report

ii) Tian'an Pharmacy (Xiamen) Co., Ltd. Balance Sheets

iii) Tian'an Pharmacy (Xiamen) Co., Ltd. Statements of Operations

iv) Tian'an Pharmacy (Xiamen) Co., Ltd. Statements of Cash Flows

v) Tian'an Pharmacy (Xiamen) Co., Ltd. Statement of Stockholders' Equity

vi) Tian'an Pharmacy (Xiamen) Co., Ltd. Statements of Retained Earnings

vii) Tian'an Pharmacy (Xiamen) Co., Ltd., Notes to Financial Statements, December 31, 2000

(b) Pro forma financial information.

i) Report On Review of Pro Forma Financial Information

ii) Unaudited Pro Forma Balance Sheet

iii) Unaudited Pro Forma Statement of Operations - January 1, 1999 to December 31, 1999

iv) Unaudited Pro Forma Statement of Operations - January 1, 2000 to December 21, 2000

v) Notes to Pro Forma Financial Statements

(c) Exhibits

The following exhibits are incorporated by reference on this Current Report on Form 8K-A:

2.1 Share Transfer Agreement, dated June 17, 2000, between the Company and Weimin Zeng,

Chin-Chung Wu and Shen-Chuan Chiang, filed with the Securities and Exchange Commission on March 26, 2001.

2.1a Addendum I to Share Transfer Agreement dated June 17, 2000, between the Company and Weimin Zeng, Chin-Chung Wu and Shen-Chuan Chiang, filed with the Securities and Exchange Commission on March 26, 2001.

2.1b Supplementary Share Transfer Agreement dated August 22, 2000 (Addendum II), between the Company and Weimin Zeng, Chin-Chung Wu and Shen-Chuan Chiang, filed with the Securities and Exchange Commission on March 26, 2001.

INDEPENDENT ACCOUNTANTS' AUDIT REPORT

No.10/2001 Sheng Peng Co.

To Tian'an Pharmacy (Xiamen) Co., Ltd.

We have audited the accompanying Balance Sheet of Tian'an Pharmacy (Xiamen) Co., Ltd. as of December 31, 2000, and the Statements of Operations, Cash Flows of year 2000. These financial statements are the responsibility of the Company's management. We are the responsibility of auditing comments.

We conducted our audit in accordance with standards established by the China Institute of Certified Public Independent Accountants. During an audit of interim financial information, we randomly complied with applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters under the company real circumstances.

Based on our audit, we are not aware of any material modifications that should be made to the accompanying financial statements for them to be in conformity with China Enterprise Accounting Principles and China Industry Enterprise Accounting Principles.

Shenzhen Pengcheng Certified Public Accountants

Zhang, Guanglu

Shenzhen, China

January 15, 2001

TIANAN PHARMACY (XIAMEN) CO., LTD.
BALANCE SHEETS
(In US Dollars)
	December 31,	December 31,
	2000	1999
ASSETS

Current Assets
Cash and cash equivalents	$103,910	$436,229
Accounts receivable	198,910	190,489
Short term loans	831,875	--
Inventories, at lower cost or market	449,147	337,262
Prepaid expense and deposit	5,069	3,943
TOTAL CURRENT ASSETS	1,588,911	967,923

Fixed Assets	1,969,247	1,950,967
Less: accumulated depreciation	(563,396)	(420,990)
	1,405,851	1,529,977
Other Assets
Rights of use of land, net of amortization	370,508	378,696
Deferred expenses, net of amortization	27,957	2,397
	398,465	381,093
TOTAL ASSETS (Subject to Charge)	$3,393,227	$2,878,993
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Bank loans - secured	$483,676	$--
Accounts payable and accrued	52,097	47,376
Taxes and payroll deductions payable	33,222	20,033
TOTAL CURRENT LIABILITIES	568,995	67,409
Deferred Liabilities
Liabilities for pensions	212,562	191,238

Stockholders' Equity
Common stock (HK $20million)	2,414,028	2,414,028
Retained earnings	197,642	206,318
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	2,611,670	2,620,346
	$3,393,227	$2,878,993
Approved on behalf of the board:
, Director

, Director
See Notes to Financial Statements and Independent Accountants' Audit Report

TIANAN PHARMACY (XIAMEN) CO., LTD.
STATEMENTS OF OPERATIONS
(In US dollars)
		For the Period		For the Period
		January 1,		January 1,
		2000 to		1999 to
		December 31,		December 31,
		2000		1999
Revenue
Sales		$1,017,487		$1,026,378
Other income		14,816		105,862
Interest income		--		2,670
		1,032,303		1,134,910
Less: Sales tax		(3,269)		(4,295)
		1,029,034		1,130,615
Cost of Sales		526,070		463,861
Gross Profit		502,964		666,754
Operating Costs
Selling expenses		71,520		102,915
Financial expenses		(23,309)		(2,565)
General and administrative expenses		70,973		165,448
Depreciation		142,406		138,187
Amortization of rights of use of land		8,188		8,188
		269,778		412,173
Profit, before income tax		233,186		254,581
Income Tax		34,980		38,540
Net Profit For the Year		$198,206		$216,041
Basic Profit Per Share	$	*	$	*

Diluted Profit Per Share	$	*	$	*

Weighted Average Shares Outstanding
Basic		*		*
Diluted		*		*

* no specific number of shares are assigned to capital raised
See Notes to Financial Statements and Independent Accountants' Audit Report

TIANAN PHARMACY (XIAMEN) CO., LTD.
STATEMENTS OF CASH FLOWS
(In US dollars)

	For the Period	For the Period
	January 1,	January 1,
	2000 to	1999 to
	December 31,	December 31,
	2000	1999

CASH DERIVED FROM (USED FOR)
OPERATING ACTIVITIES
Net profit for the year	$198,206	$216,041
Items not requiring use of cash
Depreciation	142,406	138,187
Amortization of rights of use of land	8,188	8,188
Changes is non cash working capital items
Accounts receivable	(8,421)	79,438
Prepaid expenses and deposits	(1,126)	(1,200)
Inventories	(111,885)	(40,713)
Accounts payable and accrued	4,721	(64,556)
Taxes and payroll deductions payable	13,189	(7,669)
Short term loans	(831,875)	--
	(586,597)	327,716

FINANCING ACTIVITIES
Bank loans	483,676	--
Distribution of profits	(206,882)	(113,121)
	276,794	(113,121)

INVESTING ACTIVITIES
Deferred expenses	(25,560)	537
Fixed assets	(18,280)	(3,486)
Liabilities for pensions	21,324	10,328
	(22,516)	7,379
Cash increase (decrease) during the year	(332,319)	221,974
Cash, beginning of year	436,229	214,255
Cash and cash equivalents, end of year	$103,910	$436,229

See Notes to Financial Statements and Independent Accountants' Audit Report

TIANAN PHARMACY (XIAMEN) CO., LTD.

STATEMENT OF STOCKHOLDERS' EQUITY

(In US dollars)

CAPITAL STOCK

			Total
	Number of		Capital	Retained	Stockholders'
	Shares	Par Value	Stock	Earnings	Equity

Capital Stock
$20 million Hong Kong
dollars - 100% of capital	*	$2,414,028	$2,414,028	$--	$2,414,028
Retained earnings at
January 1, 1998		--	--	602,505	602,505
Profit distribution - 1998		--	--	(602,505)	(602,505)
Net profit for year ended
December 31, 1998		--	--	103,398	103,398
Balance, December 31, 1998		2,414,028	2,414,028	103,398	2,517,426

Net profit for year ended
December 31, 1999		--	--	216,041	216,041
Profit distribution - 1999		--	--	(113,121)	(113,121)
Balance, December 31, 1999		2,414,028	2,414,028	206,318	2,620,346

Net profit for year ended
December 31, 2000		--	--	198,206	198,206
Profit Distribution - 2000		--	--	(206,882)	(206,882)
Stockholders' Equity
December 31, 2000	*	$2,414,028	$2,414,028	$197,642	$2,611,670

* Capital stock consists of $20 million Hong Kong dollars, and no specific number of shares assigned to capital raised.

See Notes to Financial Statements and Independent Accountants' Audit Report

TIANAN PHARMACY (XIAMEN) CO., LTD.
STATEMENTS OF RETAINED EARNINGS
(In US dollars)

	For the Period	For the Period
	January 1,	January 1,
	2000 to	1999 to
	December 31,	December 31,
	2000	1999
Retained Earnings, beginning of year	$206,318	$103,398
Net profit for the year	198,206	216,041
	404,524	319,439
Profit distribution for the year	(206,882)	(113,121)
Retained Earnings, end of year	$197,642	$206,318

See Notes to Financial Statements and Independent Accountants' Audit Report

Tian'an Pharmacy (Xiamen) Co., Ltd.

Notes to Financial Statements

December 31, 2000

(In U.S. Dollars)

(Audited)

Note 1. ORGANIZATION AND NATURE OF BUSINESS

The Company was incorporated through China Industry and Business Bureau on June 13, 1988 and registration number of business license was 824354. Registered capital is HK$ 20,000,000.00. Major business includes producing of capsule, pill and liquid. License holder was Mr. Wei Min Zheng.

Xiamen Foreign Investment Office agreed, that original major investor, Mr. Yi Xiang Zheng, sold this company to T.Z.F. International Investments, Inc. The company became independent foreign enterprise and new business license number is 1041814. License holder is Mr. Jing Jin.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Accounting

"Foreign Investment Enterprise Accounting Principle" applies to this Company in China.

Period of Accounting

Fiscal year end is December 31.

Book-keeping and price calculation principle

Accounting depends on the right and response principle and calculation by historic cost.

Method of local currency and foreign currency

These financial statements have been converted from Chinese currency to the United State dollar.

Cash equivalents

Investment is low -risk short term bonds, maturing within 3 months.

Fixed assets and depreciation

Fixed assets are recorded at cost at time of purchase. Depreciation is calculated as follows over the estimated useful life.

Straight-Line Basis Annual Depreciation Rate
Building	4.5%
Mechanical Devices	9%
Shipping Devices	18%
Other Devices	18%

Fixed assets and accumulated depreciation at December 31, 2000, are as follows:

	Cost	Accumulated Depreciation	Net Book Value
Building	$1,312,795	$ 246, 169	$1,066,625
Mechanical Devices	321,187	113,948	207,239
Shipping Devices	21,685	19,517	2,168
Other Devices	313,581	183,762	129,819
	$1,969,247	$ 563,396	$1,405,851

Intangible assets

Intangible assets counts at cost when purchased. The rights of land use is amortized over 50 years.

Income recognition

The Company recognizes income when the company transfers the risk and return of product ownership and delivers to purchasers.

Note 3. TAXES

Name of Tax	Method of tax	Tax rate
Value increased tax	sales revenue	6%
Sales tax	sales income	5%
Basic construction fee	valuable & sales tax	3.5%
Social develop fee	valuable & sales tax	3%
Income tax	income tax	15%

From September 2000, the Basic construction fee was cancelled.

REPORT ON REVIEW OF PRO FORMA FINANCIAL INFORMATION

We have reviewed the pro forma adjustments reflecting the transaction described in Note 1 and the application of those adjustments to the historical amounts in the accompanying pro forma condensed balance sheet of TZF International Investments, Inc. as of December 21, 2000, and the pro forma condensed statement of income then ended covering the period from January 1, 2000 to December 21, 2000. These historical condensed financial statements are derived from the historical unaudited financial statements of TZF International Investments, Inc., which were reviewed by us, and of Tian'an Pharmacy (Xiamen) Co., Ltd., which were reviewed by other accountants. Such pro forma adjustments are as described in Note 2. Our review was conducted in accordance with standards established by the American Institute of Certified Public Accountants.

A review is substantially less in scope than an examination, the objective of which is the expression of an opinion on management's assumptions, the pro forma adjustments, and the application of those adjustments to historical financial information. Accordingly, we do not express such an opinion.

The objective of this pro forma financial information is to show what the significant effects on the historical information might have been had the transaction occurred at an earlier date. However, the pro forma condensed financial statements are not necessarily indicative of the results of operations or related effects on financial position that would have been attained had the above-mentioned transaction actually occurred earlier.

Based on our review, nothing came to our attention that caused us to believe that management's adjustments do not provide a reasonable basis for presenting the significant effects directly attributable to the above-mentioned transaction described in Note 1, that the related pro forma adjustments do not give appropriate effect to those adjustments, or that the pro forma column does not reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma condensed balance sheet as of December 21, 2000, and the pro forma condensed statement of income for the period then ended covering the period from January 1, 2000 to December 31, 2000.

Moen and Company

Chartered Accountants

February 28, 2001

Vancouver, Canada

T.Z.F. INTERNATIONAL INVESTMENTS, INC.

(Formerly Sabai Sabai Enterprises Corp.)

(A Nevada Corporation)

(A Development Stage Company)

Unaudited - Pro Forma Balance Sheet

(in U.S. Dollars)

	TZF September 30, 2000	Tian'an December 21, 2000	Pro Forma Adjustments	Pro Forma December 21, 2000
ASSETS
Current Assets
Cash and equivalents	$ 308,154	$ 103,910(1)	($385,765)	$ 26,299
Accounts receivable	294,223	198,910		493,133
Short term loans	-	831,875		831,875
Prepaid expenses and deposits	5,384	5,069		10,453
Inventories, at lower of cost or market	-	449,147		449,147
Advance on inventory purchase	102,511	-		102,511
Subscriptions receivable	402,622	-		402,622
Total Current Assets	1,112,894	1,588,911	(385,765)	2,316,040
Deposits on acquisitions	1,824,924	-(1)	(1,268,135)	556,789
Fixed assets, at cost
Less: accumulated depreciation	75,621	1,405,851		1,481,472
Goodwill, on acquisition	-	-(2)	147,177	147,177
Intangible assets	-	-
Technology Rights	4,038,229	-		4,038,229
Other Assets
Rights of Use of Land	-	370,508		370,508
Deferred expenses, net of amortization	-	27,957		27,957
	$7,051,668	$3,393,227	($1,506,723)	$8,938,172
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Bank loan	$ -	$ 483,676		$ 483,676
Accounts payable and accrued	29,853	52,097		81,950
Taxes and payroll deductions payable	59,227	33,222		92,449
Management fees payable	185,274	-		185,724
Due to related parties	909,694	-(1)	1,104,947	2,014,641
Total Current Liabilities	1,184,498	568,995	1,104,947	2,858,440
Due on Acquisition		(1)	2,758,847
		(1)	(1,268,135)
		(1)	1,104,947
		(1)	(385,765)
Deferred Liabilities
Liabilities for pensions	-	212,562		212,562
	1,184,498	781,557	1,104,947	3,071,002
Stockholders' Equity
Common stock-par value	2,566	2,414,028 (2)	(2,414,028)	2,566
Additional paid-in capital	6,629,864	-		6,629,864
Retained Earnings		197,642 (2)	(197,642)
Deficit accumulated during the development stage	(765,832)	-		(765,832)
Cumulative translation	572	-		572
Total Shareholders' Equity	5,867,170	2,611,670	(2,611,670)	5,867,170
	$7,051,668	$3,393,227	($1,506,723)	$8,938,172

See Notes to Pro Forma Financial Statements

T.Z.F. INTERNATIONAL INVESTMENTS, INC.

(Formerly Sabai Sabai Enterprises Corp.)

(A Nevada Corporation)

(A Development Stage Company)

Unaudited - Pro Forma Statement of Operations

(in U.S. Dollars)

	TZF for the period January 1, 1999 to December 31, 1999	Tian'an for the period January 1, 1999 to December 31, 1999	Pro Forma for the period January 1, 1999 to December 31, 1999
REVENUE
Sales	$ -	$1,026,378	$1,026,378
Other income	-	105,862	105,862
Interest income	956	2,670	3,626
	956	1,134,910	1,135,866
Less: Sales tax	-	(4,295)	(4,295)
	956	1,130,615	1,131,571
Cost of Sales		463,861	463,861
Gross Profit	956	666,754	667,710
Operating Costs
Selling expenses	-	102,915	102,915
Financial expenses	-	(2,565)	(2,565)
General and administrative expenses	8,471	311,823	320,294
	8,471	412,173	420,644
Profit (Loss), before income tax	(7,515)	254,581	247,066
Income tax	-	38,540	38,540
Net Profit (Loss), after income tax	$(7,515)	$216,041	$208,526
Net Profit Per Share			$0.13
Weighted Average Shares Outstanding			1,550,000

See Notes to Pro Forma Financial Statements

T.Z.F. INTERNATIONAL INVESTMENTS, INC.

(Formerly Sabai Sabai Enterprises Corp.)

(A Nevada Corporation)

(A Development Stage Company)

Unaudited - Pro Forma Statement of Operations

(in U.S. Dollars)

	TZF for the period January 1, 2000 to September 30, 2000	Tian'an for the period January 1, 2000 to December 21, 2000	Pro Forma for the period January 1, 2000 to December 21, 2000
REVENUE
Sales	$272,599	$1,017,487	$1,290,086
Other income	-	14,816	14,816
Interest income	915	-	915
	273,514	1,032,303	1,305,817
Less: Sales tax	-	(3,269)	(3,269)
	273,514	1,029,034	1,302,548
Cost of Sales	269,518	526,070	795,588
Gross Profit	3,996	502,964	506,960
Operating costs
Selling expenses	102,088	71,520	173,608
Financial expenses	-	(23,309)	(23,309)
General and administrative expenses	659,110	221,567	880,677
	761,198	269,778	1,030,976
Profit (Loss), before income tax	(757,202)	233,186	(524,016)
Income tax	-	34,980	34,980
Net Profit (Loss), after income tax	$(757,202)	$198,206	$(558,996)
Net Profit (Loss) per share			$(0.03)
Weighted average shares outstanding			14,725,770

See Notes to Pro Forma Financial Statements

T.Z.F. INTERNATIONAL INVESTMENTS, INC.

(Formerly Sabai Sabai Enterprises, Corp.)

(A Nevada Corporation)

(A Development Stage Company)

Notes to Unaudited Pro Forma Financial Statements

Note 1. Business Transaction

On December 21, 2000, the Company's wholly owned subsidiary, TZF International Herbs Investment Inc. ("the Company"), acquired 100% of the issued and outstanding shares of Tian'an Investment Limited ("Tian'an"), a British Virgin Islands company with an office in Hong Kong, for the total price of HK$21,500,000 (US$2,758,847), which was paid in cash in three installments. The Company paid the first installment totaling HK $6,638,318.09 (approximately US $851,100), in two parts on July 7 and July 10, 2000. The second installment of HK $6,261.91 (approximately US $802,800), and the final installment of HK$8,600,000.00 (approximately US $1,104,947), which were paid on October 20, 2000 and December 20, 2000, respectively, were both paid by Xin Chen, one of the principal shareholders.

The sole asset of Tian'an is its 100% ownership of Tian'an Pharmacy (Xiamen) Co., Ltd.("Tian'an Pharmacy"), a manufacturer of Chinese biological and herbal medicine products. Tian'an Pharmacy has a plant which is located in the Torch High Tech Development Zone of Xiamen, China, where it currently conducts research and development, and produces herbal and biological medicines which it distributes and sells in China.

Note 2. Accounting Adjustments to Pro Forma Balance Sheet

Descriptions to accounting adjustments are as follows:

1. Acquisition of Tian'an for cash

2. Eliminations on consolidation and recording of goodwill on purchase.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T.Z.F. INTERNATIONAL INVESTMENTS, INC.

By:/S/ CHUNG YU

Chung Yu, President, Chief Executive Officer, and a Director

By: /S/ XIN CHEN

Xin Chen, Chairman of the Board

By: /S/ HONG LI

Hong Li, a Director

By: /S/ ROBERT S. HALLAM

Robert S. Hallam, a Director

By: /S/ CHUN SHENG GUO

Chun Sheng Guo, a Director

By: /S/ QING LIU

Qing Liu, Vice President and a Director

Date: June 18, 2001